Rule 497(e)
File Nos. 002-89550; 811-03972

FUTUREFUNDS SERIES ACCOUNT

of

Empower Annuity Insurance Company of America

Group Flexible Premium Variable Annuity Contracts

Supplement dated December 23, 2024 to Prospectus dated May 1, 2024

This Supplement amends certain information contained in the Prospectus dated May 1, 2024

Effective immediately, “Franklin Advisers, Inc.” will replace “Putnam Investment Management, LLC” as the investment adviser and all references to subadviser “Putnam Investments Limited” have been removed and replaced with “Franklin Templeton Investment Management Limited” in the below-listed funds in the Appendix A – Eligible Funds Available Under the Group Contract section of the Prospectus dated May 1, 2024:

Putnam High Yield Fund – Class R

Putnam Income Fund – Class A

Also, effective immediately, Putnam International Capital Opportunities Fund – Class A will add “Franklin Advisers, Inc.” as an additional subadviser and the subadviser “Putnam Investments Limited” has been removed and replaced with “Franklin Templeton Investment Management Limited.”

All other information contained in the Appendix A – Eligible Funds Available Under the Group Contract section of the Prospectus dated May 1, 2024 remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2024-PROSUPP-4-FF